                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-31679 and Registration Statement File No. 33-61677.

                                          /s/ ARTHUR ANDERSEN LLP
                                          -----------------------
                                              ARTHUR ANDERSEN LLP

Orange County, California
March 27, 2000